                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  March 1, 2004
                Date of Report (Date of Earliest Event Reported)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
    (as Depositor of Sequoia Mortgage Funding Company 2002-A, the Issuer of Collateralized MBS Funding Bonds, Series 2002-A, under an Indenture dated as of April 1, 2002)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                      333-22681                            91-1771827
                   --------                                      ---------                            ----------
(State or Other Jurisdiction of Incorporation)            (Commission File Number)       (I.R.S. Employer Identification No.)


             One Belvedere Place, Suite 320, Mill Valley, CA 94941
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                 --------------
                        (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the "Bonds").

                  The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, March 1, 2004.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2004

                                         SEQUOIA MORTGAGE FUNDING
                                         CORPORATION

                                          By:   /s/ Harold F. Zagunis
                                             -----------------------------------
                                              Harold F. Zagunis
                                              Chief Financial Officer, Treasurer
                                              and Secretary

                                 EXHIBIT INDEX

Exhibit Number                                                                          Page Number
--------------                                                                          -----------
10.1            Monthly Payment Date Statement relating to the distribution to
                Bondholders, March 1, 2004...........................................        5